UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 6, 2005

FIRST STATE BANCORPORATION

(Exact Name of Registrant as Specified in Charter)

New Mexico	001-12487	85-0366665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Jefferson NE Albuquerque, New Mexico	87109
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (505) 241-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS.

On September 6, 2005 at 5:00 p.m. Eastern Time, First State Bancorporation held an audio-video conference call simulcast over the Internet to discuss the acquisition of Access Anytime Bancorp, Inc. and the acquisition of New Mexico Financial Corporation. The presentation and slides in connection with the announcement of the two proposed acquisitions were presented, by Michael R. Stanford, First State Bancorporation’s President and Chief Executive Officer, H. Patrick Dee, First State Bancorporation’s Executive Vice President and Chief Operating Officer, and Christopher C. Spencer, First State Bancorporation’s Senior Vice President and Chief Financial Officer. A copy of the transcript of the conference call on September 6, 2005 is attached hereto as Exhibit 99.1. In addition a copy of the slide presentation from the conference call on September 6, 2005 is attached hereto as Exhibit 99.2.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Transcript of the September 6, 2005 conference call discussing the acquisitions of Access Anytime Bancorp, Inc. and New Mexico Financial Corporation.

Exhibit 99.2	Slide presentation of the September 6, 2005 conference call discussing the acquisitions of Access Anytime Bancorp, Inc. and New Mexico Financial Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST STATE BANCORPORATION

Date: September 9, 2005

	By:	/s/ Christopher C. Spencer
Christopher C. Spencer
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Transcript of the September 6, 2005 conference call discussing the acquisitions of Access Anytime Bancorp, Inc. and New Mexico Financial Corporation.

Exhibit 99.2	Slide presentation of the September 6, 2005 conference call discussing the acquisitions of Access Anytime Bancorp, Inc. and New Mexico Financial Corporation.